Exhibit 10.1

AMENDMENT TO
SERIES X WARRANT

This AMENDMENT to SERIES X warrant (this “Amendment”), dated as of December 13, 2012, is made by and between Navidea Biopharmaceuticals, Inc. (f/k/a Neoprobe Corporation), a corporation organized under the laws of Delaware (the “Company”), and Platinum-Montaur Life Sciences, LLC (“Platinum”).

BACKGROUND

WHEREAS, on or about April 18, 2008, the Company issued to Platinum a Series X Warrant (#WX08-001) to Purchase 8,333,333 Shares of the Company’s Common Stock, which Series X Warrant was amended and restated on or about July 24, 2009 (#WX08-001A), which Series X Warrant was then replaced on or about July 2, 2012 to reflect a change in the Company's name (#WX08--002) (as so amended and replaced the “Series X Warrant”); and

WHEREAS, as is set forth herein, the Company and Platinum wish to amend certain of the terms of the Series X Warrant.

AGREEMENT:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed as follows.

1.	Amendment to Series X Warrant.

Section 1 of the Series X Warrant is amended to read in its entirety as follows:

1. Term. The right to subscribe for and purchase shares of Warrant Stock represented hereby shall commence on April 18, 2008 and shall expire at 5:00 p.m., Eastern Time, on December 31, 2013 (the “Term”).

2.	Continuing Effect. Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, covenants, obligations or agreements contained in the Series X Warrant. Any capitalized terms not defined herein shall have that meaning as set forth in the Series X Warrant. This Amendment shall be governed by the laws of the State of New York, without regard to the conflict of law provisions thereof.

3.	Counterparts. This Amendment may be executed in any number of counterparts, which taken together shall be deemed to constitute one and the same agreement and each of which individually shall be deemed to be an original, with the same effect as if the signature on each counterpart were on the same original.

Amendment to Warrant WX08-002

December 13, 2012

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

NAVIDEA BIOPHARMACEUTICALS, INC.

By:	/s/ Brent L. Larson
Name: Brent L. Larson Title: Senior Vice President and CFO

PLATINUM-MONTAUR LIFE SCIENCES, LLC

By:	/s/ Michael Goldberg
Name: Michael Goldberg Title: Portfolio Manager

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